UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2022

INDUSTRIAL HUMAN CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	86-2127945
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

501 Brickell Key Drive, Suite 300, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AXH	The New York Stock Exchange
Warrants	AXHW	The New York Stock Exchange
Units	AXHU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2022, Domonic J. Carney resigned as Chief Financial Officer and Treasurer of Industrial Human Capital, Inc. (“AXH” or the “Company”), and the Board of Directors (the “Board”) of AXH accepted his resignation the same day, effective immediately.

On May 24, 2022, the Board of AXH appointed Gabriel Rodriguez, 34, to the positions of Chief Financial Officer and Treasurer of AXH, effective immediately. Since January 2021, Mr. Rodriguez has served as Director of Finance for AXH’s sponsor, ShiftPixy, Inc. (“ShiftPixy”), a human capital management enterprise, and will continue to serve in that role, as well as Chief Financial Officer and Treasurer of AXH, until a suitable replacement can be found. Mr. Rodriguez was employed by the worldwide accounting firm PriceWaterhouseCoopers from January 2012 until February 2015, when he left as a Senior Associate. From February 2015 until April 2016, he held the position of Senior Accountant for Carnival Corp. & PLC (NYSE:CCL), one of the world’s largest cruise operators. Mr. Rodriguez assumed the position of Manager/Vice President, FP&A, for Capital Bank Financial Corp., a bank holding company, from April 2016 through January 2018, when Capital Bank was acquired by First Horizon Corp. (NYSE:FHN), a financial services company. Mr. Rodriquez became Assistant Controller and Manager of Special Projects of First Horizon following the acquisition, leaving in August 2018 to become Director of IT Finance for Southern Glazer’s Wine & Spirits, a privately owned wine and alcohol distributor. Mr. Rodriguez earned a Bachelor’s of Science Degree in Business Administration, with a minor in Accounting, from Villanova University, and a Master’s of Science Degree in Accounting from Florida International University. Mr. Rodriguez is licensed as a Certified Public Accountant in the State of Georgia.

There is currently no agreement in place between the Company and Mr. Rodriguez with respect to his compensation, and the Company does not intend to pay any compensation to Mr. Rodriguez prior to the consummation of its initial business combination. Mr. Rodriguez currently earns annual compensation in his role as Director of Finance for ShiftPixy of $174,152.

On May 24, 2022, the Company’s sponsor, ShiftPixy, issued a press release announcing these developments. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Press release issued by ShiftPixy, Inc., dated May 24, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDUSTRIAL HUMAN CAPITAL, INC.

Date: May 24, 2022	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer

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